Rule 497(e)

Registration No. 033-69804

1940 Act File No. 811-08062

SUPPLEMENT DATED NOVEMBER 18, 2021

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JULY 29, 2021

OF

Nicholas Equity Income Fund, Inc.

THIS SUPPLEMENT UPDATES THE STATEMENT OF ADDITIONAL INFORMATION.

PLEASE READ AND KEEP IT TOGETHER WITH YOUR COPY OF THE STATEMENT OF ADDITIONAL INFOMARTION FOR FUTURE REFERENCE.

The purpose of this supplement is to notify the shareholders of Nicholas Equity Income Fund, Inc. (the “Fund”) effective November 2, 2021, Mr. Jay H. Robertson submitted his bona fide resignation as a Director of the Fund. Accordingly, all references to Mr. Robertson in the Statement of Additional Information are deleted and should be disregarded in their entirety.